UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _____________

                                  FORM 8-K

                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 28, 2007
                               (March 1, 2007)
                                _____________

                        DIALYSIS CORPORATION OF AMERICA
            (Exact name of registrant as specified in its charter)

          Florida                       0-8527              59-1757642
(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On February 28, 2007, Dialysis Corporation of America issued a press release announcing its financial results for the year ended December 31, 2006. A copy of the February 28, 2007 press release is attached as an exhibit to this Current Report, and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including the Exhibit (99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated February 28, 2007

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By-----------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                                  Officer

Dated:  March 1, 2007